SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 4, 2006

AIRGUIDE, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-09735	20-4898182
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 N. Peoria

Tulsa, Oklahoma 74116

(Address of principal executive offices, including zip code)

(918) 858-1050

(Registrant's telephone number, including area code)

CDX.com, Inc.

7920 Norfolk Avenue, Bethesda, MD 20814

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 1, 2006, Ron Brewer voluntarily resigned as the Chief Operations Officer of the company.

The company does not have an interim Chief Operations Officer.  The company is currently interviewing qualified candidates for the Chief Operations Officer vacancy.

(c) Exhibits.

None

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Airguide, Inc.

Dated: December 4, 2006

By:

/s/   Nicholas Malino

Nicholas Malino, CEO